UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2020 (March 4, 2020)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 4, 2020, Healthcare Realty Trust Incorporated (the "Company") commenced an offering of senior unsecured notes due 2030 (the "Notes") in an underwritten public offering made pursuant to a prospectus supplement and the accompanying prospectus under the Company's automatic shelf registration statement on Form S-3 (Registration No. 333-236396). The Company expects to apply the net proceeds from the offering to outstanding borrowings under the Company's unsecured credit facility and for other general corporate purposes, which may include payments towards its unsecured term loan due 2024. Completion of the offering is subject to customary conditions.

To provide flexibility, the Company is in the process of amending its $150 million seven-year term loan facility due 2026 (the “2026 Term Loan”) to extend the delayed draw feature until May 31, 2020. As of the date of this Form 8-K, the Company has not drawn any amounts, and with the offering of the Notes, the Company does not currently anticipate drawing any amounts under the 2026 Term Loan. If undrawn at the end of the delayed draw period or terminated prior to that date, the Company expects to record a charge of approximately $700,000 relating to unamortized and associated fees for the 2026 Term Loan.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

The matters discussed in this Current Report on Form 8-K contain forward-looking statements that involve risks and uncertainties, including the ultimate amount and terms at which the sale of securities will occur, if any, and the use of proceeds from this offering. These risks are discussed in filings with the Securities and Exchange Commission by the Company, including its Annual Report on Form 10-K for the year ended December 31, 2019 under the heading "Risk Factors." Forward-looking statements represent the Company's judgment as of the date of publication. The Company disclaims any obligation to update forward-looking material.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer
March 4, 2020